Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER OR EQUIVALENT

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with Annual Report of Hitachi, Ltd. on Form 20-F for the fiscal year ended March 31, 2007 as amended by Amendment No. 1 thereto (the “Report”) pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code.

Kazuo Furukawa, President and Chief Executive Officer of Hitachi, Ltd., certifies that, to the best of his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Hitachi, Ltd.

Date: November 30, 2007	By:	/s/ Kazuo Furukawa
Name: Kazuo Furukawa
Title: President and Chief Executive Officer